FIRST INVESTORS SERIES FUND
                       SUPPLEMENT DATED SEPTEMBER 11, 1998
                       TO PROSPECTUS DATED APRIL 30, 1998


1. Item No. (7) under "How to Buy Shares-Waivers of Class A Sales Charges" on page 24 should read as follows:

(7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund;

2. The following sentence replaces the last two sentences of the last paragraph under "Dividends and Other Distributions" on page 34:

Any subsequent dividend or other distribution will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

3. The following should replace the first paragraph under "Management-Portfolio Managers" on page 31:

Effective September 1, 1998, the SPECIAL SITUATIONS FUND is co-managed by Patricia D. Poitra, Director of Equities, and David A. Hanover. Since October 1994, Ms. Poitra has been responsible for the management of the equity portion of the TOTAL RETURN FUND. Ms. Poitra also is responsible for the management of certain other First Investors funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio Manager and Analyst at Psagot Mutual Funds and in 1993 he was an International Equity Investments Summer Associate at Howard Hughes Medical Institute.


FISFP998